Note 9 - (Loss) / Earnings Per Share - Summary of Basic and Diluted Loss Per Common Share (Details) - USD ($)	3 Months Ended
	Mar. 31, 2020	Mar. 31, 2019
Net (loss) / income	$ 1,957,095	$ (16,032)
Dividend Series B Preferred shares	(159,562)	(471,114)
Net (loss) / income attributable to common shareholders	$ 1,797,533	$ (487,146)
Weighted average common shares – outstanding (in shares)	5,576,960	1,542,508
Basic and diluted (loss) / earnings per share (in dollars per share)	$ 0.32	$ (0.32)